                                      *


                       ---------------------------------
                                   KEYNOTE
                                    SERIES
                                   ACCOUNT
                       ---------------------------------


                       ---------------------------------
                          MONY LIFE INSURANCE COMPANY
                       ---------------------------------

                                 ANNUAL REPORT

                               DECEMBER 31, 1999

THIS REPORT IS NOT TO BE CONSTRUED AS AN OFFERING FOR SALE OF ANY CONTRACTS PARTICIPATING IN THE KEYNOTE SERIES ACCOUNT, OR AS A SOLICITATION AS AN OFFER TO BUY ANY CONTRACTS UNLESS PRECEDED BY OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS THE COMPLETE INFORMATION OF CHARGES AND EXPENSES.

                             MONY SERIES FUND, INC.

Dear Shareholder,

     The U.S. economy continues to roll along with little visible evidence of any slowdown. The stock market, propelled by the "new economy" model of strong growth, low inflation, budget surpluses, rising technology-driven productivity and increasing earnings, continues to move higher. The strong market improves consumer confidence, which encourages spending, which fuels the economy, which raises earnings which keeps the market rising. This self-reinforcing virtuous cycle has led to the longest economic expansion, and the strongest bull market in modern history.

     Now for the first time there are some serious clouds, in the form of rising interest rates, on the investment horizon. The economy is simply too strong; there is a continuation of recent year's US growth, accompanied by recovery in Asia, and Europe. It seems more and more likely that the Federal Reserve will decide to raise interest rates to attempt to cool off the economy and the stock market. Last years increases rescinded the prior year's crisis related cuts. This years increases will be real tightening and should give the stock market a reason to experience a meaningful correction.

     Market fundamentals continue to be good; earnings are still growing, inflation is moderate, although long-term rates have already risen. The problem is the record high valuation of these very good conditions, especially in the technology and internet related sectors. If The Fed does tighten as expected the market should react on the downside. A significant correction is expected but not a major bear market as long the fundamental backdrop continues positive.

     Some market weakness would correct the overvaluation and help cool the economy. The tightening should start early in the year, be serious enough to get the Fed's message across, and hopefully slow growth without inducing a recession. First tuning is always difficult, especially with the leads and lags involved, and uncertainty is likely to rise as the process unfolds. Anything can happen once rates start to rise but an early start and a gradualist approach should help keep things manageable.

                                            Sincerely,

                                       /s/ KENNETH LEVINE
                                            Chairman

                             KEYNOTE SERIES ACCOUNT

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999

                                                                     IVA SUBACCOUNT
                                                         ---------------------------------------
                                                                           NON-TAX      VARIABLE
                                                         TAX QUALIFIED    QUALIFIED     PAYOUTS
                                                         -------------    ---------     --------
ASSETS
Shares held in Equity Income Portfolio of
  MONY Series Fund, Inc................................       562,463        129,257       5,246
                                                          ===========     ==========    ========
     Investments at cost...............................   $11,439,528     $2,790,550    $130,726
                                                          ===========     ==========    ========
     Investments at net asset value....................   $13,172,872     $3,027,192    $122,873
                                                          -----------     ----------    --------
Total assets...........................................    13,172,872      3,027,192     122,873
                                                          -----------     ----------    --------
                      LIABILITIES
Amount due to MONY.....................................         5,685          1,317           0
                                                          -----------     ----------    --------
Total liabilities......................................         5,685          1,317           0
                                                          -----------     ----------    --------
Net assets.............................................   $13,167,187     $3,025,875    $122,873
                                                          ===========     ==========    ========

Net assets consist of:
     Contractholders' net payments.....................   $(3,580,490)    $ (694,798)   $ 90,720
     Undistributed net investment income...............     9,254,732      2,043,517      24,625
     Accumulated net realized gain on investments......     5,759,601      1,440,514      15,381
     Net unrealized appreciation (depreciation) of
       investments.....................................     1,733,344        236,642      (7,853)
                                                          -----------     ----------    --------
Net assets.............................................   $13,167,187     $3,025,875    $122,873
                                                          ===========     ==========    ========
Number of units outstanding*...........................        91,045         22,384         862
                                                          -----------     ----------    --------
Net asset value per unit outstanding*..................   $    144.62     $   135.18    $ 142.54
                                                          ===========     ==========    ========
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                       IVA SUBACCOUNT
                                                           --------------------------------------
                                                                             NON-TAX     VARIABLE
                                                           TAX-QUALIFIED    QUALIFIED    PAYOUTS
                                                           -------------    ---------    --------
Dividend and net investment income.......................   $ 2,484,126     $ 563,920    $ 10,024
Mortality and expense risk charges.......................      (141,635)      (32,277)          0
                                                            -----------     ---------    --------
Net investment income....................................     2,342,491       531,643      10,024
                                                            -----------     ---------    --------
Realized and unrealized gain (loss) on investments:
  Net realized gain on investments.......................       888,839       211,037       1,185
  Net change in unrealized (depreciation) of
     investments.........................................    (2,274,316)     (530,275)    (10,109)
                                                            -----------     ---------    --------
Net realized and unrealized (loss) on investments........    (1,385,477)     (319,238)     (8,924)
                                                            -----------     ---------    --------
Net increase in net assets resulting from operations.....   $   957,014     $ 212,405    $  1,100
                                                            ===========     =========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  IVA SUBACCOUNT
                                    --------------------------------------------------------------------------
                                                                        NON-TAX                 VARIABLE
                                          TAX-QUALIFIED                QUALIFIED                PAYOUTS
                                    -------------------------   -----------------------   --------------------
                                       1999          1998          1999         1998        1999       1998
                                    -----------   -----------   ----------   ----------   --------   ---------
FROM OPERATIONS:
     Net investment income........  $ 2,342,491   $ 2,190,431   $  531,643   $  499,205   $ 10,024   $   2,904
     Net realized gain (loss) on
       investments................      888,839     1,139,997      211,037      554,084      1,185        (573)
     Net change in unrealized
       appreciation (depreciation)
       of investments.............   (2,274,316)   (1,780,657)    (530,275)    (663,529)   (10,109)      2,156
                                    -----------   -----------   ----------   ----------   --------   ---------
Net increase in net assets
  resulting from operations.......      957,014     1,549,771      212,405      389,760      1,100       4,487
                                    -----------   -----------   ----------   ----------   --------   ---------
FROM UNIT TRANSACTIONS:
     Net proceeds from the
       issuance of units..........      156,282       248,720        9,255       14,437    103,818     107,936
     Net asset value of units
       redeemed or used to meet
       contract obligations.......   (1,813,869)   (2,342,032)    (464,746)    (688,766)   (15,652)   (117,218)
                                    -----------   -----------   ----------   ----------   --------   ---------
Net increase (decrease) from unit
  transactions....................   (1,657,587)   (2,093,312)    (455,491)    (674,329)    88,166      (9,282)
                                    -----------   -----------   ----------   ----------   --------   ---------
Net increase (decrease) in net
  assets..........................     (700,573)     (543,541)    (243,086)    (284,569)    89,266      (4,795)
Net assets beginning of year......   13,867,760    14,411,301    3,268,961    3,553,530     33,607      38,402
                                    -----------   -----------   ----------   ----------   --------   ---------
Net assets end of year*...........  $13,167,187   $13,867,760   $3,025,875   $3,268,961   $122,873   $  33,607
                                    ===========   ===========   ==========   ==========   ========   =========
UNIT TRANSACTIONS:
Units outstanding beginning of
  year............................      102,567       118,885       25,866       31,362        255         328
Units issued during the year......          584         1,838           70           89        719         883
Units redeemed during the year....      (12,106)      (18,156)      (3,552)      (5,585)      (112)       (956)
                                    -----------   -----------   ----------   ----------   --------   ---------
Units outstanding end of year.....       91,045       102,567       22,384       25,866        862         255
                                    ===========   ===========   ==========   ==========   ========   =========
*Includes undistributed net
  investment income of:             $ 9,254,732   $ 6,912,241   $2,043,517   $1,511,874   $ 24,625   $  14,601
                                    ===========   ===========   ==========   ==========   ========   =========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS:

     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as a funding vehicle for retirement plans maintained by state educational organizations and certain other organizations to purchase tax-deferred annuities for their employees ("Group Plans") and as a funding vehicle for annuities purchased by individuals, principally for retirement purposes ("Individual Plans"). MONY is the legal owner of the assets in Keynote. This report contains information related to Individual Plans only.

     There is one separate account which consists of three subaccounts, two of which are available to Individual Plans. They all invest solely in the Equity Income Portfolio (the "Portfolio") of the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the 1940 Act as an open end, diversified, management investment company and is affiliated with MONY.

     The financial statements and footnotes of the Portfolio are contained on pages hereinafter of this report and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

     The investment in shares of the Portfolio is stated at value which is the net asset value reported by the Portfolio. The Portfolio's net asset value is based upon market or fair valuations of the securities held in the Portfolio.

  Investment Transactions and Investment Income:

     Investments in the Portfolio are recorded on the trade date. Realized gains and losses include gains and losses on redemption of investments in the Portfolio determined on the identified cost basis. Dividend income is recorded on ex-dividend date. Dividend income includes distributions of net investment income and net realized gains received from the Portfolio. Dividend income received is reinvested in additional shares of the Portfolio.

  Taxes:

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributed to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     Because Keynote purchases shares of the Portfolio, the net assets of Keynote reflect the Portfolio's investment management fee charged by MONY Life Insurance Company of America (a wholly-owned subsidiary of MONY), the investment adviser, which provides investment advice and related services to the Portfolio.

     Daily charges against Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 1.0% of the average daily net assets of the IVA Tax Qualified and Non-tax Qualified subaccounts and no charges are made against the IVA Variable Payouts subaccount.

                             KEYNOTE SERIES ACCOUNT

4. INVESTMENT TRANSACTIONS:

     Cost of shares acquired and proceeds from shares redeemed during the year ended December 31, 1999 were as follows:

                                                                  COST OF         PROCEEDS FROM
                      IVA SUBACCOUNTS                         SHARES ACQUIRED    SHARES REDEEMED
                      ---------------                         ---------------    ---------------
MONY Series Fund, Inc. -- Equity Income Portfolio:
  Tax Qualified.............................................     $157,029          $1,950,688
  Non-tax Qualified.........................................        9,152             495,723
  Variable Payouts..........................................      103,820              15,654

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of Keynote Series Account:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the IVA Tax Qualified, IVA Non-tax Qualified, and IVA Variable Payouts Subaccounts of the Keynote Series Account at December 31, 1999, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the fund transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2000

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

     The major part of the overvaluation and over enthusiasm in the market is in the technology sector. This was the only game in town for the fourth quarter and for much of the year. Investors saw these companies as being able to prosper and grow, even in the no pricing power environment that existed for the rest of the economy. The Equity Income Portfolio cannot own most of these technology stocks because they have little or no dividend yield, and as a result the fund lagged the popular averages which are heavily influenced by the tech sector.

     The average company had more modest returns than the averages, many industries and stocks were flat to down for the year and many experienced bear market size declines. The stock market is very richly valued at current levels but the market risk is concentrated in a relatively small number of very big companies. The rest of the market is more reasonably priced, and while these stocks will also sell off in a market decline, they are not as extended as the recent leaders.

     The Equity Income Portfolio's strategy is emphasizing these neglected parts of the market. Strong growth should favor the energy and basic materials sector, both should have above average earnings gains this year. The same is true of the machinery and capital spending related industries. The drug stocks underperformed in 1999 as growth investors moved toward the tech stocks. They and the telecommunications sectors should do better this year. These stocks all have reasonable valuations of rising earnings, above average yields and they have already experienced significant declines. They will also benefit from any broadening of the market or increase in defensiveness by investors.

                         GROWTH OF A $10,000 INVESTMENT
[GRAPHIC]

                                                                     MONY EQUITY INCOME                     S & P 500
                                                                     ------------------                     ---------
12/31/89                                                                 10000.00                           10000.00
12/31/90                                                                  9325.27                            9689.48
12/31/91                                                                 11220.80                           12641.70
12/31/92                                                                 12374.60                           13604.70
12/31/93                                                                 14124.70                           14976.00
12/31/94                                                                 14235.30                           15173.80
12/31/95                                                                 18950.30                           20876.60
12/31/96                                                                 22694.50                           25668.90
12/31/97                                                                 29788.30                           34232.80
12/31/98                                                                 33552.00                           44012.30
12/31/99                                                                 36250.50                           53269.30

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR   5 YEARS   10 YEARS
------   -------   --------
8.04%    20.56%     13.75%

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. One cannot invest in an index.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

DESCRIPTION                                SHARES           VALUE
COMMON STOCKS -- 98.38%
--------------------------------------------------------------------
AEROSPACE -- 3.68%
  Honeywell International Inc.               4,000       $   230,750
  Northrop Grumman Corporation               3,500           189,219
  United Technologies Corporation            4,000           260,000
                                                         -----------
                                                             679,969
                                                         -----------
AUTOMOTIVE -- 2.34%
  Ford Motor Company                         4,000           213,750
  General Motors Corporation                 3,000           218,062
                                                         -----------
                                                             431,812
                                                         -----------
BANKING -- 5.46%
  Bank of America Corporation                2,800           140,525
  Bank of New York Company Inc.              5,200           208,000
  Chase Manhattan Corporation                2,500           194,219
  FleetBoston Financial Corporation          5,000           174,062
  J. P. Morgan & Company Inc.                  700            88,638
  Wells Fargo & Company                      5,000           202,187
                                                         -----------
                                                           1,007,631
                                                         -----------
CHEMICALS -- 3.61%
  Dow Chemical Company                       2,200           293,975
  Du Pont (E.I.) de Nemours &
    Company                                  3,500           230,563
  Rohm & Haas Company                        3,500           142,406
                                                         -----------
                                                             666,944
                                                         -----------
COMPUTER HARDWARE -- 0.86%
  Xerox Corporation                          7,000           158,813
                                                         -----------
CONGLOMERATES -- 2.21%
  Minnesota Mining & Manufacturing
    Company                                  2,200           215,325
  Textron Inc.                               2,500           191,719
                                                         -----------
                                                             407,044
                                                         -----------
CONSUMER DURABLES -- 0.81%
  Dana Corporation                           5,000           149,688
                                                         -----------
CONSUMER NON-DURABLES -- 1.25%
  Avon Products Inc.                         7,000           231,000
                                                         -----------
CONSUMER PRODUCTS -- 3.48%
  Colgate-Palmolive Company                  4,000           260,000
  Kimberly-Clark Corporation                 2,500           163,125
  Procter & Gamble Company                   2,000           219,125
                                                         -----------
                                                             642,250
                                                         -----------
CRUDE & PETROLEUM -- 6.40%
  BP Amoco (ADR)                             3,800           225,388
  Chevron Corporation                        2,000           173,250
  Exxon Mobil Corporation                    6,000           483,375
  Royal Dutch Petroleum Company
    (ADR)                                    2,700           163,181
  Texaco Inc.                                2,500           135,781
                                                         -----------
                                                           1,180,975
                                                         -----------
ELECTRICAL EQUIPMENT -- 5.85%
  Emerson Electric Company                   4,000           229,500
  General Electric Company                   5,500           851,125
                                                         -----------
                                                           1,080,625
                                                         -----------

DESCRIPTION                                SHARES           VALUE
ENERGY -- 6.38%
  Atlantic Richfield Company                 2,000       $   173,000
  Consolidated Natural Gas Company           2,000           129,875
  Duke Energy Corporation                    4,500           225,563
  El Paso Energy Corporation                 4,500           174,656
  Enron Corporation                          4,500           199,688
  Williams Companies Inc.                    9,000           275,062
                                                         -----------
                                                           1,177,844
                                                         -----------
FOOD & BEVERAGES & TOBACCO -- 0.25%
  Philip Morris Companies Inc.               2,000            46,375
                                                         -----------
INSURANCE -- 1.75%
  Cigna Corporation                          4,000           322,250
                                                         -----------
MACHINERY -- 3.58%
  Caterpillar Inc.                           4,300           202,369
  Deere & Company                            5,000           216,875
  Pitney Bowes Inc.                          5,000           241,562
                                                         -----------
                                                             660,806
                                                         -----------
MANUFACTURING -- 0.98%
  Eaton Corporation                          2,500           181,562
                                                         -----------
METALS & MINING -- 1.48%
  Alcoa Inc.                                 3,300           273,900
                                                         -----------
MISC. FINANCIAL SERVICES -- 1.90%
  Citigroup Inc.                             6,300           350,044
                                                         -----------
MULTI-LINE INSURANCE -- 0.87%
  Lincoln National Corporation               4,000           160,000
                                                         -----------
OIL SERVICES -- 4.94%
  Baker Hughes Inc.                          5,500           115,844
  Diamond Offshore Drilling Inc.             5,000           152,812
  Halliburton Company                        4,000           161,000
  Kerr-McGee Corporation                     3,200           198,400
  Schlumberger Ltd.                          2,500           140,625
  Tidewater Inc.                             3,500           126,000
  Transocean Sedco Forex Inc.                  484            16,305
                                                         -----------
                                                             910,986
                                                         -----------
PROPERTY-CASUALTY INSURANCE -- 1.37%
  Chubb Corporation                          4,500           253,406
                                                         -----------
PAPER & FOREST PRODUCTS -- 6.17%
  Bowater Inc.                               4,000           217,250
  Georgia-Pacific Group                      6,000           304,500
  International Paper Company                6,500           366,844
  Temple-Inland Inc.                         3,800           250,562
                                                         -----------
                                                           1,139,156
                                                         -----------
PHARMACEUTICALS -- 12.23%
  Abbott Laboratories                        4,500           163,406
  American Home Products Corporation         6,000           236,625
  Baxter International Inc.                  4,000           251,250
  Bristol-Myers Squibb Company               4,400           282,425
  Eli Lilly & Company                        2,800           186,200
  Johnson & Johnson                          2,500           232,813
  Merck & Company Inc.                       3,700           248,131
  Pharmacia & Upjohn Inc.                    4,500           202,500
  Smithkline Beecham (ADR)                   4,000           257,750
  Warner-Lambert Company                     2,400           196,650
                                                         -----------
                                                           2,257,750
                                                         -----------
PRINTING & PUBLISHING -- 1.17%
  McGraw-Hill Companies Inc.                 3,500           215,687
                                                         -----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

DESCRIPTION                                SHARES           VALUE
RAW MATERIALS -- 2.38%
  Phelps Dodge Corporation                   2,800       $   187,950
  Weyerhaeuser Company                       3,500           251,344
                                                         -----------
                                                             439,294
                                                         -----------
REAL ESTATE -- 2.18%
  Boston Properties Inc.                     3,000            93,375
  Crescent Real Estate Equities
    Company                                  5,000            91,875
  Equity Office Properties Trust             4,500           110,812
  Equity Residential Properties
    Trust                                    2,500           106,719
                                                         -----------
                                                             402,781
                                                         -----------
TELECOMMUNICATIONS -- 12.88%
  AT&T Corporation                           6,300           319,725
  Bell Atlantic Corporation                  4,800           295,500
  BellSouth Corporation                      6,000           280,875
  Global Crossing Ltd. (a)                   6,500           325,000
  GTE Corporation                            4,000           282,250
  SBC Communications Inc.                    6,500           316,875
  Sprint Corporation                         4,000           269,250
  US West Inc.                               4,000           288,000
                                                         -----------
                                                           2,377,475
                                                         -----------

DESCRIPTION                                SHARES           VALUE
UTILITIES -- 1.92%
  CMS Energy Corporation                     5,500       $   171,531
  Edison International                       7,000           183,313
                                                         -----------
                                                             354,844
                                                         -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $12,891,016)                            $18,160,911
--------------------------------------------------------------------
                                      PRINCIPAL AMOUNT
                                      ----------------
COMMERCIAL PAPER -- 1.57%
--------------------------------------------------------------------
Conagra Inc. 7.00% due 01/12/00           $290,000       $   289,380
--------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $289,380)                               $   289,380
--------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $13,180,396)                            $18,450,291
OTHER ASSETS LESS LIABILITIES -- 0.05%                         9,467
--------------------------------------------------------------------
NET ASSETS -- 100%                                       $18,459,758
====================================================================

(a) Non-income producing security.
ADR = American Depository Receipt.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999

                                                                   EQUITY INCOME
                                                                     PORTFOLIO
                                                                   -------------
                          ASSETS:
Investments at value........................................        $18,450,291
Receivable for fund shares sold.............................                640
Receivable for investments sold.............................                 --
Dividends and interest receivable...........................             27,241
Cash and other assets.......................................                810
                                                                    -----------
          Total assets......................................         18,478,982
                                                                    -----------
                        LIABILITIES:
Payable for fund shares redeemed............................                 10
Investment advisory fees payable............................              7,789
Administration fees payable.................................              1,161
Accrued expenses and other liabilities......................             10,264
                                                                    -----------
          Total liabilities.................................             19,224
                                                                    -----------
               NET ASSETS...................................        $18,459,758
                                                                    ===========
NET ASSETS:
Paid-in capital.............................................        $10,431,460
Undistributed (accumulated) net investment income (loss)....            297,278
Undistributed (accumulated) net realized gain (loss) on
  investments...............................................          2,461,125
Unrealized appreciation (depreciation) on investments.......          5,269,895
                                                                    -----------
               NET ASSETS...................................        $18,459,758
                                                                    ===========
Fund shares outstanding.....................................            788,254
                                                                    -----------
Net asset value per share...................................             $23.42
                                                                    ===========
INVESTMENTS AT COST.........................................        $13,180,396

                       See notes to financial statements.

                             MONY SERIES FUND, INC

                            STATEMENT OF OPERATIONS

                               DECEMBER 31, 1999

                                                                   EQUITY INCOME
                                                                     PORTFOLIO
                                                                   -------------
INVESTMENT INCOME:
     Interest...............................................        $    13,864
     Dividends..............................................            428,398
                                                                    -----------
          Total investment income...........................            442,262
                                                                    -----------
EXPENSES:
     Investment advisory fees...............................             98,594
     Custodian fees.........................................             11,082
     Accounting fees........................................             24,591
     Administration fees....................................              1,161
     Directors' fees and expenses...........................              1,397
     Audit and legal fees...................................                782
                                                                    -----------
          Total expenses....................................            137,607
                                                                    -----------
       Less: Expenses reduced by a custodian fee
        arrangement.........................................             (1,145)
                                                                    -----------
       Total expenses, net of expense reduction.............            136,462
                                                                    -----------
            NET INVESTMENT INCOME (LOSS)....................            305,800
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on security transactions......          2,439,376
     Net change in unrealized gain (loss) on investments....         (1,208,862)
                                                                    -----------
          Net realized and unrealized gain (loss) on
           investments......................................          1,230,514
                                                                    -----------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING
           FROM OPERATIONS..................................        $ 1,536,314
                                                                    ===========

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                               DECEMBER 31, 1999

                                                                  EQUITY INCOME PORTFOLIO
                                                              -------------------------------
                                                               YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  1999               1998
                                                              ------------       ------------
OPERATIONS:
  Net investment income (loss)..............................  $   305,800        $   375,239
  Net realized gain (loss) on investments...................    2,439,376          3,086,639
  Net change in unrealized gain (loss) on investments.......   (1,208,862)        (1,030,272)
                                                              -----------        -----------
  Increase (decrease) in net assets resulting from
     operations.............................................    1,536,314          2,431,606
                                                              -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (365,229)          (632,565)
  Net realized gains on investments.........................   (3,095,880)        (2,642,564)
                                                              -----------        -----------
       Total distributions to shareholders..................   (3,461,109)        (3,275,129)
                                                              -----------        -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Shares sold...............................................      517,508            796,187
  Reinvestment of distributions.............................    3,461,109          3,275,129
  Shares redeemed...........................................   (3,395,551)        (4,147,192)
                                                              -----------        -----------
       Total increase (decrease) in net assets resulting
          from capital share transactions...................      583,066            (75,876)
                                                              -----------        -----------
       Total increase (decrease) in net assets..............   (1,341,729)          (919,399)
NET ASSETS:
  Beginning of period.......................................   19,801,487         20,720,886
                                                              -----------        -----------
  End of period.............................................  $18,459,758        $19,801,487
                                                              ===========        ===========
SHARES ISSUES AND REDEEMED:
  Issued....................................................       22,131             29,633
  Issued in reinvestment of distributions...................      141,965            126,845
  Redeemed..................................................     (138,809)          (158,014)
                                                              -----------        -----------
          Net increase (decrease)...........................       25,287             (1,536)
                                                              ===========        ===========

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                          EQUITY INCOME PORTFOLIO
                                                        -----------------------------------------------------------
                                                         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............      $ 25.95      $ 27.10      $ 23.44      $ 19.61      $ 15.53
                                                        -------      -------      -------      -------      -------
Income from investment operations:
Net investment income (loss)......................         0.38(c)      0.78         0.61         0.98         0.69
Net realized and unrealized gain (loss) on
  investments.....................................         1.90         2.62         5.96         2.89         4.45
                                                        -------      -------      -------      -------      -------
Total from investment operations..................         2.28         3.40         6.57         3.87         5.14
                                                        -------      -------      -------      -------      -------
Dividends from net investment income..............        (0.51)       (0.88)       (1.00)       (0.04)       (0.65)
Distributions from net capital gains..............        (4.30)       (3.67)       (1.91)          --        (0.41)
                                                        -------      -------      -------      -------      -------
Total distributions...............................        (4.81)       (4.55)       (2.91)       (0.04)       (1.06)
                                                        -------      -------      -------      -------      -------
Net asset value, end of period....................      $ 23.42      $ 25.95      $ 27.10      $ 23.44      $ 19.61
                                                        =======      =======      =======      =======      =======
Total return......................................         8.04%       12.63%       31.26%       19.76%       33.12%
Net assets, end of period (000)...................      $18,460      $19,801      $20,721      $18,572      $18,091
Ratio of expenses (excluding expense reduction) to
  average net assets..............................         0.70%        0.76%        0.59%        0.55%        0.56%
Ratio of expenses to average net assets...........         0.70%        0.75%        0.58%        0.54%        0.55%
Ratio of net investment income (loss) (excluding
  expense reduction) to average net assets........         1.56%        1.86%        2.20%        2.78%        3.54%
Ratio of net investment income (loss) to average
  net assets......................................         1.57%        1.88%        2.20%        2.79%        3.54%
Portfolio turnover................................           27%          28%          29%          29%          27%

---------------
(c) Based on average shares outstanding.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION AND BUSINESS

     The Equity Income Portfolio (the "Portfolio") is one of the portfolios offered within the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open end diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management. The Equity Income Portfolio is presented here since it is the only portfolio available to the Individual Plans of the Keynote Series Account ("Keynote").

     The Portfolio is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Portfolio in preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  A. Portfolio Valuations:

     Short-term securities with 61 days or more to maturity at time of purchase are valued at market through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity.

     Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

     Bonds are valued at the last price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices provided by an independent pricing service.

     All other securities, when held by the Portfolio, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors. As of December 31, 1999, there were no such securities.

  B. Federal Income Taxes:

     No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

  C. Security Transactions and Investment Income:

     Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for accounting and Federal income tax purposes. Dividend income received and distributions paid to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premiums and discounts are amortized daily for both financial and tax purposes.

                             MONY SERIES FUND, INC.

                               DECEMBER 31, 1999

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  D. Expenses:

     Each Portfolio of the Fund bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Fund which are generally allocated based on average net assets.

  E. Dividends and Distributions:

     Dividends from net investment income and net realized capital gains will normally be declared and reinvested annually in additional full and fractional shares.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

  F. Use of Estimates in Preparation of Financial Statements:

     Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The MONY Life Insurance Company ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's Portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the directors, officers and employees of the Fund who are affiliated with the Investment Adviser.

     For these services, the Investment Adviser receives an investment advisory fee. The investment advisory fee is payable monthly and is computed as a percentage of the Portfolio's average daily net assets at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets; 0.35% of the next $400,000,000 of the average daily net assets; and 0.30% of the average daily net assets in excess of $800,000,000.

     MONY also provided transfer agent services to the Fund until November 30, 1999, when transfer agency services were contracted with State Street Bank and Trust Company. The fees associated with transfer agent services are included in accounting fees in the accompanying statements of operations. Effective December 1, 1999, the Fund contracted with Enterprise Capital Management ("ECM"), a wholly-owned subsidiary of MONY, to provide administrative services to the Fund. ECM receives an administrative fee equal to 0.03% of the Fund's average daily net assets.

     Aggregate directors fees incurred for non-affiliated Directors' of the Fund for the year ended December 31, 1999 amounted to $47,211.

                             MONY SERIES FUND, INC.

                               DECEMBER 31, 1999

4. CAPITAL STOCK

  A Authorized Capital Stock:

     The Portfolio currently has 150 million authorized shares of capital stock with a par value of $.01 per share.

5. PURCHASES AND SALES OF INVESTMENTS

     For the year ended December 31, 1999, purchases and sales of investments for the Portfolio, other than short-term investments, were $5,218,806 and $7,868,228, respectively.

6. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS

     At December 31, 1999, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

             UNREALIZED  UNREALIZED  NET UNREALIZED
 TAX COST       GAIN        LOSS      GAIN (LOSS)
 --------    ----------  ----------  --------------
$13,170,320  $5,681,439  $(401,468)    $5,279,971

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures and options transactions, paydowns, market discounts, and losses deferred due to wash sales.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

     During the year ended December 31, 1999, the Equity Income Portfolio increased undistributed realized gains and decreased undistributed net investment income by $8,521. This reclassification is primarily due to return of capital distributions received on investments. This reclassification had no impact on net assets or net asset value per share.

--------------------------------------------------------------------------------

                      FEDERAL TAX INFORMATION (UNAUDITED):

     The capital gains distribution paid to shareholders from the Portfolio, taken in additional shares, was $3,095,880.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Series Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income Portfolio (one of the portfolios constituting MONY Series Fund, Inc.) at December 31, 1999, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the MONY Series Fund Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2000

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019

DIRECTORS AND PRINCIPAL OFFICERS
Kenneth M. Levine                              Chairman, President and Director
Joel Davis                                     Director
Michael J. Drabb                               Director
Alan J. Hartnick                               Director
Floyd L. Smith                                 Director
Robert H. Kramer                               Vice President-Compliance
David V. Weigel                                Treasurer
John P. Keller                                 Controller
Frederick C. Tedeschi                          Secretary

INVESTMENT ADVISER
MONY Life Insurance Company of America
1740 Broadway
New York, New York 10019

PRINCIPAL UNDERWRITER AND DISTRIBUTOR
MONY Securities Corporation
1740 Broadway
New York, New York 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103

This report is authorized for distribution only to shareholders and to others who have received a copy of this Fund's prospectus.

         *

   ---------------
       KEYNOTE
        SERIES
       ACCOUNT
   ---------------

   MONY LIFE INSURANCE COMPANY
   One MONY Plaza
   PO Box 48-30
   Syracuse, New York 13221

                     MONY Life Insurance Company, New York, NY